Consolidated Statements Of Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Loss on impairment of inventory		$ 6
Gross margin		(5)
Research and development expenses		334
Selling, general and administrative expenses	10,664	7,602
Total operating expenses	10,664	7,936
Interest and other income		3
Interest and other expense	(547)	(421)
Change in fair value of contingent payment obligations	(8,367)	(1,094)
Total interest and other	(8,914)	(1,512)
Net loss before income tax	(19,578)	(9,453)
Income tax expense
Net loss	(19,578)	(9,453)
Other comprehensive income, net of tax
Comprehensive loss	$ (19,578)	$ (9,453)
Basic and diluted net loss per common share	$ (0.42)	$ (0.30)
Weighted average common shares outstanding	47,019	31,461
Product [Member]
Product revenue		$ 74
Cost of sales		$ 73